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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 15, 1997


                      Banc One Auto Grantor Trust 1996 - A
                    (Issuer with respect to the Certificates)

                              Bank One, Texas, N.A.
             (Exact name of registrant as specified in its charter)



                                  United States
                  (State or other jurisdiction of organization)


            333-1092
           333-1092-01                             75-2270994
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    (Commission File Number)          (IRS Employer Identification Number)



            c/o Bank One, Texas, N.A., as Servicer, 1717 Main Street,
                     Attn: Jeff Stewart, Dallas, Texas 75201
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (214) 290-7437



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Item 5.           Other Events

                  On July 15, 1997, the Banc One Auto Grantor Trust 1996-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.10% Asset Backed Certificates and Class B 6.25% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

                  This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from June 16, 1997 through July 14, 1997 and for the Collection Period from June 1, 1997 through June 30, 1997.

Item 7.           Exhibits

                  See page 4 for Exhibit Index

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               BANC ONE AUTO GRANTOR TRUST 1996-A

                               By:  Bank One, Texas, N.A., as Servicer on
                                    . . . behalf of the Trust


Date: July 10, 1997            By:     /s/ Jeff Stewart
      ------------------              -----------------------------------
                               Name:  Jeff Stewart
                               Title: Vice President

                                 EXHIBIT INDEX

Exhibit     Description                                        Page
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99.1        Monthly Statements and Additional Information......5-15